Akeena, Inc.
Balance Sheet
June 30, 2006
(Unaudited)

These financial statements have been derived from the unaudited consolidated financial statements of the company. These financial statements have not been reviewed or audited by our independent registered public accounting firm.

June 30, 2006
Assets
Current assets
Cash and cash equivalents	$50,332
Accounts receivable, net	1,788,946
Inventory	1,327,580
Prepaid expenses and other current assets	876,460
Total current assets	4,043,318
Property and equipment, net	70,759
Due from related party	21,025
Other assets	3,927
Total assets	$4,139,029
Liabilities and Stockholder's Equity
Current liabilities
Accounts payable	$2,070,322
Accrued liabilities	502,148
Accrued warranty	372,171
Deferred revenue	902,903
Credit facility	500,000
Current portion of long-term debt	15,957
Total current liabilities	4,363,501
Long-term debt, less current portion	14,214
Total liabilities	4,377,715
Commitments and contingencies (Note 12)
Stockholder's equity:
Common stock $0.01 par value; 16,000,000 shares authorized; 9,000,000 shares issued and outstanding at June 30, 2006	90,000
Accumulated deficit	(328,686)
Total stockholder's equity	(238,686)
Total liabilities and stockholder's equity	$4,139,029

See accompanying notes, which are an integral part of these financial statements.

Akeena, Inc.
Statements of Operations
Three Months and Six Months Ended June 30, 2006 and 2005
(Unaudited)

These financial statements have been derived from the unaudited consolidated financial statements of the company. These financial statements have not been reviewed or audited by our independent registered public accounting firm.

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Net sales	$2,812,424	$1,372,404	$5,302,597	$2,573,037
Cost of sales	2,097,742	1,173,710	4,019,539	2,135,184
Gross profit	714,682	198,694	1,283,058	437,853
Operating expenses
Selling, general and administrative	949,315	394,775	1,485,030	689,283
Total operating expenses	949,315	394,775	1,485,030	689,283
Income from operations	(234,633)	(196,081)	(201,972)	(251,430)
Other income (expense)
Interest income (expense), net	(13,164)	(4,259)	(26,195)	(4,354)
Total other income (expense)	(13,164)	(4,259)	(26,195)	(4,354)
Net loss	$(247,797)	$(200,340)	$(228,167)	$(255,784)
Earnings per common and common equivalent share:
Basic and diluted	$(0.03)	$(0.02)	$(0.03)	$(0.03)
Weighted average shares used in computing earningsper common and common equivalent share:
Basic and diluted	9,000,000	9,000,000	9,000,000	9,000,000

See accompanying notes, which are an integral part of these financial statements.

Akeena, Inc.
Statement of Cash Flows
Six Months Ended June 30, 2006 and 2005
(Unaudited)

These financial statements have been derived from the unaudited consolidated financial statements of the company. These financial statements have not been reviewed or audited by our independent registered public accounting firm.

	Six Months Ended June 30,
	2006	2005
Cash flows from operating activities
Net income	$(228,167)	$(255,784)
Adjustments to reconcile net income to net cash used in operations
Depreciation	14,365	13,489
Bad debt expense	175	5,931
Changes in assets and liabilities:
Accounts receivable	(110,932)	(142,261)
Inventory	(787,712)	(366,563)
Prepaid expenses and other current assets	(440,005)	(224,149)
Accounts payable	613,154	643,133
Accrued liabilities and accrued warranty	313,923	142,559
Deferred revenue	428,871	185,496
Net cash used in operating activities	(196,328)	1,851
Cash flows from investing activities
Capital expenditures	—	(17,500)
Increase in amount due from related party	—	(3,084)
Net cash used in investing activities	—	(20,584)
Cash flows from financing activities
Repayment of long-term debt	(12,386)	(8,996)
Distributions to stockholder	(11,000)	(33,322)
Net cash provided by (used in) financing activities	(23,386)	(42,318)
Net increase (decrease) in cash and cash equivalents	(219,714)	(61,051)
Cash and cash equivalents
Beginning of period	270,046	99,089
End of period	$50,332	$38,038
Supplemental cash flows disclosures:
Cash paid during the period for
Interest	$24,164	$4,873

See accompanying notes, which are an integral part of these financial statements.

AKEENA SOLAR, INC.
Notes to Financial Statements
June 30, 2006
(Unaudited)

1.      Basis of Presentation

Basis of Presentation

The accompanying financial statements are unaudited and have been prepared in accordance with generally accepted accounting principles for interim financial information. They should be read in conjunction with the financial statements and related notes to the financial statements of Akeena Solar, Inc. (the ‘‘Company’’) for the years ended December 31, 2005 and 2004. The June 30, 2006 unaudited interim financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (‘‘SEC’’). Certain information and note disclosures normally included in the annual financial statements haven been condensed or omitted pursuant to those rules and regulations, although the Company’s management believes the disclosures made are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair statement of the result of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the entire year.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less, when purchased, to be cash equivalents. The Company maintains cash and cash equivalents which consist principally of demand deposits with high credit quality financial institutions. At certain times, such amounts exceed FDIC insurance limits. The Company has not experienced any losses on these investments. A negative cash book balance of $116,000 at June 30, 2006 has been presented as accounts payable within the accompanying balance sheet.

Manufacturer and installation warranties

The Company warrants its products for various periods against defects in material or installation workmanship. The manufacturer warranty on the solar panels and the inverters have a warranty period range of 5 – 25 years. The Company assists the customer in the event that the manufacturer warranty needs to be used to replace a defected panel or inverter. The Company provides for a 5-year warranty on the installation of a system and all equipment and incidental supplies other than solar panels and inverters that are covered under the manufacturer warranty. The Company records a provision for the installation warranty, within cost of sales, based on historical experience and future expectations of the probable cost to be incurred in honoring its warranty commitment. The provision for the installation warranty is included within accrued warranty in the accompanying balance sheet.

The provision for installation warranty consisted of the following at June 30, 2006:

2006
Balance at beginning of period	$304,188
Provision charged to warranty expense	75,483
Less: warranty claims	(7,500)
Balance at end of period	$372,171

Recent accounting pronouncements

In November 2004, the Financial Accounting Standards Board (‘‘FASB’’) issued Statement of Financial Accounting Standards (‘‘SFAS’’) No. 151, ‘‘Inventory Costs,’’ (‘‘SFAS 151’’), which amends the provisions of Chapter 4 of Accounting Research Bulletin No. 43, ‘‘Inventory Pricing,’’ (‘‘ARB 43’’). SFAS 151 requires that certain production costs, such as idle facility expense, freight, handling costs, and spoilage be charged as a current period expense. Under ARB 43, these costs were charged to current period expense only under certain circumstances. Additionally, SFAS 151 requires that the allocation of fixed production overhead to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for fiscal years beginning after June 15, 2005 and is required to be adopted by the Company beginning on January 1, 2006. The Company’s adoption of SFAS 151 did not have a material impact on the Company’s results of operations and financial position.

In December 2004, the FASB issued SFAS No. 123R, ‘‘Share-Based Payment’’ (‘‘SFAS 123R’’), which revises SFAS No. 123 ‘‘Accounting For Stock-Based Compensation’’ (‘‘SFAS 123’’) and supersedes Accounting Principles Board Opinion No. 25 (‘‘APB No. 25’’). SFAS 123R requires companies to measure the cost of employee services received in exchange for an award of equity instruments (including grants of employee stock options) based on the grant date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award, or the requisite service period (usually the vesting period). The pro forma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition. As permitted under SFAS 123 for private companies, private companies may use the minimum value method of measuring equity share options and similar instruments for pro forma disclosure purposes. The Company would be allowed to apply the provisions of SFAS 123R prospectively solely to new awards and to awards modified, repurchased or cancelled after the required effective date of the statement. In April 2005, the Securities and Exchange Commission (‘‘SEC’’) announced the adoption of a rule that amends the adoption date for SFAS 123R. Accordingly, the provisions of SFAS 123R are effective commencing the first quarter of 2006. The provisions of 123R did not have an impact on the Company’s results of operations and financial position as the Company has not issued any equity instruments in exchange for employee services as of June 30, 2006.

3.    Accounts Receivable

Accounts receivable at June 30, 2006 consists of the following:

2006
Trade accounts	$939,110
Connecticut rebate receivable	67,861
California rebate receivable	156,661
New Jersey rebate receivable	58,905
New York rebate receivable	6,120
State rebates receivable	429,644
Rebate receivable assigned to vendor	140,645
Less: Allowance for doubtful accounts	(10,000)
$1,788,946

4.      Inventory

Inventory consists of the following at June 30:

2006
Finished goods	$1,327,580

5.      Property and equipment, net

Property and equipment, net consist of the following at June 30:

2006
Furniture and fixtures	$5,200
Office equipment	2,589
Vehicles	139,751
147,540
Less: Accumulated depreciation and amortization	(76,781)
$70,759

Depreciation expense for the periods ended June 30, 2006 and 2005 was approximately $14,000 and $13,000, respectively.

6.      Accrued liabilities

Accrued liabilities consist of the following at June 30:

2006
Accrued salaries and benefits	$54,820
Customer deposits	136,728
Other accrued liabilities	310,600

$502,148

7.      Credit facility and long-term debt

The Company has a revolving line of credit (the ‘‘Credit Facility’’), which provides for borrowings of up to $500,000. The Company entered into this agreement on August 31, 2005 and the Company is planning to renew this Credit Facility on August 31, 2006. The total available amount of $500,000 is outstanding at June 30, 2006.

Interest on the outstanding balance under the Credit Facility is calculated on the prime rate (‘‘Prime’’) plus 1.25%. Interest was calculated based on Prime plus 1.25% (9.5%) at June 30, 2006.

All of the existing property and assets of the Company are pledged as collateral for the Credit Facility. In addition, the Company’s obligations are collateralized by a guaranty from the President of the Company, which includes as collateral all personal property and assets.

The Company’s long-term debt consists of four vehicle loans with a total outstanding balance of approximately $30,000 at June 30, 2006, less the current portion due of approximately $16,000 at June 30, 2006.

8.      Stockholder’s equity

Akeena, Inc. was incorporated in 2001 as a Subchapter S corporation. During 2006, a new entity named Akeena Solar, Inc. (the ‘‘Company’’, ‘‘Akeena Solar’’ or the ‘‘Surviving Corporation’’) was incorporated as a C Corporation in the State of Delaware, and Akeena, Inc. was merged with Akeena Solar during June 2006 as approved by the Board of Directors. At the time of this transaction, each share of Akeena, Inc.’s no par value common stock was converted into one ten-thousandth (1/10,000) of a share of the Surviving Corporation’s common stock with a par value of $0.01 per share and the sole stockholder of the Company’s outstanding common shares became a holder of the shares of the Surviving Corporation.

Subsequent to Akeena, Inc. being merged into Akeena Solar, Akeena Solar became the obligor on the Warrant (see Note 9 and Note 11). On June 23, 2006, Akeena Solar declared and effected an 18,000-for-one stock split of the Company’s outstanding shares of common stock in the form of a stock dividend. Accordingly, all common share and per share data in the financial statements have been retroactively adjusted to reflect the impact of the 18,000-for-one stock split for all periods presented. After the stock split, the Warrant was exercisable for up to 1,000,000 of Akeena Solar’s common stock at an exercise price of $0.01 per share.

9.      Stock options and stock warrants

The Company’s 2001 Stock Option Plan (the ‘‘2001 Plan’’) provides for the issuance of incentive stock options and non-statutory stock options. The Company’s Board of Directors, which, subject to the terms of the 2001 Plan, determines to whom grants are made, and the vesting, timing, amounts and other terms of such grants. Incentive stock options may be granted only to employees of the Company, while non-statutory stock options may be granted to the Company’s employees, officers, directors, consultants and advisors. Options under the Plan vest as determined by the Board of Directors, but in no event at a rate less than 20% per year. The term of the options granted under the 2001 Plan may not exceed 10 years and the maximum aggregate shares that may be issued upon exercise of such options is 4,000,000 shares of common stock. No options have been granted under the 2001 Plan as of June 30, 2006.

In March 2001, the Company issued a warrant (the ‘‘Warrant’’) to purchase 1,000,000 shares of the Company’s common stock at an exercise price per share of $0.01 in exchange for the purchase of assets from, AWI, Inc., a related party (see Note 11). The Warrant expires in March 2011 and therefore, the remaining contractual life of the Warrant at June 30, 2006 is 4.7 years. In connection with the Company’s reverse merger transaction (see Note 13) during August 2006, the holder of the Warrant has not notified the Company of its intent to exercise the Warrant.

10.      Earnings per share

Basic earnings per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period presented. Diluted earnings per share is computed using the weighted average number of common shares outstanding during the periods plus the effect of dilutive securities outstanding during the periods. For the three and six months ended June 30, 2006 and 2005, respectively, basic earnings per share is the same as diluted earnings per share as a result of the Company’s common stock equivalents being anti-dilutive due to the Company’s net loss in all periods presented. At June 30, 2006, the Warrant to purchase 1,000,000 shares of the Company’s common stock is a dilutive security that may dilute future earnings per share.

11.      Related party transactions

The Company issued the Warrant (see Note 9) to AWI, Inc. (‘‘AWI’’) during March 2001 to purchase 1,000,000 shares of the Company’s common stock at an exercise price per share of $0.01. The President of the Company is a director of AWI and is currently a custodian for AWI. The Company also has an amount due from this related party for expenses of approximately $21,000 paid by the Company on behalf of AWI, which are recorded as due from related party within the accompanying balance sheet.

12.      Commitments and contingencies

Litigation

The Company is involved in certain legal proceedings arising in the ordinary course of business. In the opinion of management, the outcome of such proceedings will not materially affect the Company’s financial position, results of operations or cash flows.

13.      Subsequent events

On July 18, 2006, the President of the Company purchased a warrant from AWI to purchase up to 90,000 shares of Akeena Solar common stock for a purchase price of $2,700. The purchase price was determined by an independent third-party appraiser to be the fair market value of the warrants.

On August 8, 2006, Akeena Solar adopted the Akeena Solar, Inc. 2006 Stock Incentive Plan (the ‘‘Stock Plan’’), whereby 450,000 shares of common stock shall be available for grant to employees, directors and consultants under the Stock Plan. Restricted stock and stock options may be issued under the Stock Plan.

On August 11, 2006, Akeena Solar entered into a reverse merger transaction with Fairview Energy Corporation, Inc. (‘‘Fairview’’). Pursuant to the merger agreement, the stockholders of Akeena Solar received one share of Fairview common stock for each issued and outstanding share of Akeena Solar common stock. Subsequent to the closing of the merger transaction (the ‘‘Merger’’), the closing of a Private Placement for $2,527,500, and the cancellation of 3,877,477 shares of Fairview common stock in exchange for 100% of the outstanding capital stock of Akeena Solar, the former stockholders of Akeena Solar hold 8,197,692 shares, or 57.0%, of Fairview’s outstanding common stock. Since the stockholders of Akeena Solar own a majority of the outstanding shares of Fairview common stock immediately following the Merger, the Merger is being accounted for as a reverse merger transaction and Akeena Solar is deemed to be the acquirer. The assets, liabilities and the historical operations prior to the Merger will be those of Akeena Solar. Subsequent to the Merger, the consolidated financial statements will include the assets and liabilities of Akeena Solar and Fairview, and the historical operations of Akeena Solar and the operations of Fairview from the closing date of the Merger. As of August 11, 2006, the effective date of the Merger, 197,692 shares of restricted stock had been issued under the Stock Plan.